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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 13, 2004
                                                       (SEPTEMBER 10, 2004)

                            THE E.W. SCRIPPS COMPANY
             (Exact name of registrant as specified in its charter)


           OHIO                       0-16914             31-122339
 (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)            File Number)        Identification No.)


       312 WALNUT STREET, SUITE 2800, CINCINNATI, OHIO             45202
          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (513) 977-3000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

On July 29, 2004, we announced that our board of directors authorized a two-for-one stock split in the form of a 100 percent stock dividend to shareholders of record at the close of business on August 31, 2004, to be paid and distributed on September 10, 2004. As a result, we distributed to each shareholder of record at the close of business on August 31, 2004, one additional Class A Common Share or one additional Common Voting Share for each share of the respective class then owned. Our Class A Common Shares began trading on a split-adjusted basis on September 13, 2004.

As a result of the stock split, and pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of Class A Common Shares registered under our Registration Statement on Form S-3 (Registration No. 333-118071) relating to the resale from time to time by The Edward W. Scripps Trust of up to 6,000,000 Class A Common Shares shall be deemed to cover an additional 6,000,000 Class A Common Shares.

In addition, as a result of the stock split, and pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of Class A Common Shares available for issuance under the following Registration Statements on Form S-8, which relate to our equity-based compensation plans, will increase by one hundred percent: 33-53953, 33-32740, 33-35525, 33-47828, 33-63398, 33-59701,
333-27621, 333-27623, 333-40767 and 333-89824.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Press release issued by The E.W. Scripps Company on September 10, 2004, announcing the consummation of the two-for-one stock split declared on July 29, 2004 for payment on September 10, 2004 to shareholders of record on August 31, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE E.W. SCRIPPS COMPANY

Date:  SEPTEMBER 13, 2004                       By:  /s/ Joseph G. NeCastro
                                                     ----------------------
                                                      Joseph G. NeCastro
                                                      Senior Vice President &
                                                      Chief Financial Officer








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                                INDEX TO EXHIBITS

EXHIBIT NO.           DESCRIPTION

99.1 Press release issued by The E.W. Scripps Company on September 10, 2004, announcing the consummation of the two-for-one stock split declared on July 29, 2004 for payment for payment on September 10, 2004 to shareholders of record on August 31, 2004.